Exhibit 99.1

December 6, 2017 Welcome to Plug Power Investor Day Andy Marsh, CEO

Cautionary Note on Forward Looking Statements This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties about the Company, including but not limited to statements about the Company’s expectations regarding full year 2017 bookings and installed units, the collection of accounts receivable in Q4 2017, future reductions in unit build and service costs (including reduced costs for fuel cell stacks and hydrogen fuel system infrastructure), the expansion of fuel cells into additional vehicle markets, growth in revenue, gross margin, free cash flow, units installed, number of installed sites, tons of hydrogen fuel used and geography served, reduction in operating expenses per deployment, the launch of ProGen engines, a potential strategic partnership for the China market, the impact of the Amazon and Walmart relationships and the revenue to be derived from those relationships, opportunities in the on-road electric vehicle market, and improved margins and geographic expansion in the hydrogen fueling business. Investors are cautioned that such statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will have been achieved. Such statements are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in these statements. In particular, the risks and uncertainties include, among other things, the risk that the Company continues to incur losses and might never achieve or maintain profitability; the risk that the Company will need to raise additional capital to fund its operations and such capital may not be available; the risk that the Company’s lack of extensive experience in manufacturing and marketing products may impact its ability to manufacture and market products on a profitable and large-scale commercial basis; the risk that unit orders will not ship, be installed and/or be converted to revenue, in whole or in part; the risk that a loss of one or more of the Company’s major customers could result in a material adverse effect on the Company’s financial condition; the risk that a sale of a significant number of shares of stock could depress the market price of the Company’s common stock; the risk of potential losses related to any product liability claims or contract disputes; the risk of loss related to an inability to maintain an effective system of internal controls; the Company’s ability to attract and maintain key personnel; the risks related to the use of flammable fuels in the Company’s products; the risk that pending orders may not convert to purchase orders, in whole or in part; the cost and timing of developing, marketing and selling the Company’s products and the Company’s ability to raise the necessary capital to fund such costs; the Company’s ability to obtain financing arrangements to support the sale or leasing of its products and services to customers; the Company’s ability to achieve the forecasted gross margin on the sale of its products; the cost and availability of fuel and fueling infrastructures for the Company’s products; the risk of elimination of government subsidies and economic incentives for alternative energy products; market acceptance of the Company’s products and services, including GenDrive units; the Company’s ability to establish and maintain relationships with third parties with respect to product development, manufacturing, distribution and servicing and the supply of key product components; the cost and availability of components and parts for the Company’s products; the Company’s ability to develop commercially viable products; the Company’s ability to reduce product and manufacturing costs; the Company’s ability to successfully market, distribute and service its products and services internationally; the Company’s ability to improve system reliability for its products; competitive factors, such as price competition and competition from other traditional and alternative energy companies; the Company’s ability to protect its intellectual property; the cost of complying with current and future federal, state and international governmental regulations; the risks associated with potential future acquisitions; the volatility of the Company’s stock price; and other risks and uncertainties referenced in the Company’s public filings with the SEC. For additional disclosure regarding these and other risks faced by the Company, see disclosures contained in the Company’s public filings with the SEC, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016. Investors should consider these factors in evaluating the forward-looking statements included in this communication and not place undue reliance on such statements. The forward-looking statements are made as of the date hereof, and the Company undertakes no obligation to update such statements as a result of new information.

Investor Day Agenda Time Event Speaker 10:30 – 11:00 Breakfast & Registration 11:00 – 12:45 Plug Power Overview and Business Outlook Overview Andy Marsh, CEO The Market for Material Handling: Current Presence & Growth Strategy Jose Luis Crespo, VP Sales Hydrogen Review Tim Cortes, VP Hydrogen Technology Overview & Reaching New Markets with ProGen Keith Schmid, COO Financial Review & 2018 Outlook Paul Middleton, CFO 12:45 – 1:00 Lunch 1:00 – 1:25 Why Invest in Fuel Cells and Plug Power Jigar Shaw, Generate Capital 1:25 – 1:45 The State of the Fuel Cell Industry Morry Markowitz, Head of Fuel Cell and Hydrogen Association (FCHEA) 1:45 – 2:00 Closing Andy Marsh, CEO 2:00 – 2:15 Transport to Plug Power 2:15 – 3:15 Manufacturing Tour Plug Power Staff 3:15 End of Investor Day

70% reduction in cost profile since 2013 Plug Power is the Leader in Hydrogen and Fuel Cell Technology 1st to create a market for HFC technology 150 hydrogen fuel cell patents 80% blue chip customer base Key Performance Characteristics Historical Bookings 2013A-2017E CAGR: 44.3% ($ in Millions) ~20K units in the field 150MM+ operating hours 12 hydrogen fuel cell trademarks ® 2013A vs. 2017E Increase: 467% Cumulative Hybrid Fuel Cell Units Installed >3x revenue growth since 2013 $ Over 15K fuelings per day and 9.3MM total 4,400 6,700 10,600 14,800 ~ 20,000 2013A 2014A 2015A 2016A 2017E $75 $150 $205 $280 $325 2013A 2014A 2015A 2016A 2017E

Why We Entered Material Handling

Investor Questions What is next beyond material handling? Could Plug Power generate cash? Could Plug Power design the products? Would customers purchase the solution?

The Value Proposition is Proven! Hydrogen and Fuel Cell Systems Leader Proof: 19,000+ units used by customers including Amazon and Walmart – Plug Power’s two largest customers!

Full Product Suite Accelerates Customer Adoption

PLUG POWER

GENKEY
Complete Turnkey Solution

Fuel Cell Technology

Fuel Cell Stacks and Systems

PROGEN

- High-power and air-cooled designs
- Lower cost / higher performance
- 35+ years of Plug Power IP



Fuel Cells for Stationary Applications

GENSURE

- 10,000+ units in the field worldwide
- High reliability with 99.6% uptime
- Environmentally hardened from -20F to 120F



Hybrid Fuel Cell Solutions for Forklifts

GENDRIVE

- ~20,000 units in the field
- Drop-in replacement
- 150MM+ operating hours



Fueling Infrastructure and Delivery

GENFUEL

- ~60 installed sites
- 300+ hydrogen dispensers
- 15K+ fuelings / day, 9.3MM+ total



Complete Service and Maintenance

GENCARE

- 98+% uptime performance
- IoT data collection, monitoring and control driving efficiency and uptime



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Clear and Dramatic Reduction in Cost Expected: Additional ~40% cost reduction GenDrive/ProGen cost

Cost Reduction Proceeding IOT Intelligent Algorithms Extended Stack Life Service Cost Reduction

Service Cost Reduction KPIs to Drive Service Product Line Note: FY2017 and onward are forecasts. 0 50 100 150 200 $0 $500 $1,000 $1,500 $2,000 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Parts Cost Per Unit Units per Service Tech

Innovative products & business models under development Reduce Cost/Expand Market

Transition from concept to prototype, with hydrogen & fuel technology at the core Reputational success and leveraging technology advancements and cost improvements leads to growth and new business Volumes, scale, leading edge IoT technology, H2 infrastructure enable rapid product development and cost downs With a clear value proposition we defined our first market as material handling 2. Leverage Technology 3. Learn, Adapt, Enhance 4. Success in New Market 1. Evaluate Demand Success in First Market has Created a Foundation for Future Growth

Broad Societal Changes are Driving EV Why Electric Vehicles Megacities Shared Economy Electrification of Transportation Self Driven Vehicles Climate

___________________________ Source: IEA Energy Technology perspectives, HIS; Portfolio of Power-Trains for Europe (2010); Thiel (2014); Hydrogen Council. 4 Where do Fuel Cells Make Sense? High Power Density – Fast Fueling – Fleet Vehicles

Evolution of Transportation Market Today: Forklifts; Expanding: Trucks, Vans, Buses Source: The Hydrogen Council

Hydrogen Vision for 2050 18% 6GT $2.5tn 30mm

2,000 km on-road driving On-road: DongFeng

Initial rollout of 20 ProGen-powered vehicles On-road: Federal Express

China Opportunities

Intellectual Property Near-term Hydrogen Availability Cultural Challenges China Challenges

Plug Power’s China Strategy Seeking long term partner(s) on equal footing with Plug Power Build a business for the long run Targeting Vehicle OEMs, part suppliers, value chain partners, hydrogen, end user Multi-billion dollar market cap companies ($2B-$50B) In discussions with potential partners Potential deal must meet Plug Power’s business requirements

The proliferation of eCommerce demands enhanced efficiency at every stage of the supply chain to meet ever increasing expectations for faster delivery times Technology Collaboration Opportunity with Partners Technology collaboration expected to be an important component of Amazon & Walmart relationships. Expecting future synergy across a wide range of applications. We share a mutual goal of developing cutting-edge technology to drive business. Ground Support Material Handling Drones Robotics On-Road

Long Term View Looks Prosperous 2017 2022 Annual Deployments $180 million >$500 million GenDrive units ~20,000 >60,000 Number of Sites 80 large 20 small >200 >300 Tons of H2 used/day 12 >35 Geographic Footprint US/Europe Sales & Global Sourcing Global Sales, Manufacturing & Distribution Additional expansion opportunities in FCEV Note: FY2017 and onward are forecasts.

December 6, 2017 Global Sales Strategy Jose Luis Crespo

$30B Total Addressable Market (TAM) - GenKey Current GenFuel Solutions address 35% or $10.5B 50% reduction in cost of GenFuel will increase SAM 60% or $18B 65% reduction in the cost of GenFuel will increase SAM 75% or $22.5B In Billion $USD $7.5 $8.3 $6.7 $6.1 $6.5 $5.4 North America $3.5 Europe $4.0 ROW $3.0

Loyal and Repeat Customers Multi- multi-site/repeat customers

$600M in revenues expected over 4 years

33 sites deployed, with 30 new sites expected over 3 years

Value Proposition Equipment Energy Maintenance PLUG POWER BENEFITS: Fast Refuelings Easy Refueling process Constant Power No Battery Rooms $1M Transitioning to GenDrive fuel cells can represent $1 Million in savings per year for a retailer’s location with 200 forklifts!

450+ units deployed in Spartanburg, USA & Leipzig, Germany

Car Manufacturer Market: Top 13 Note: All quantities are estimated from publicly available information 337 Facilities in NA and EU

Top 10 Retailers Note: All quantities are estimated from publicly available information 1,023 Facilities in NA and EU

Sales Channel Plug’s Material Handling Sales Channel today Direct commercial relationship with all customers OEM’s ad dealers

Sales Channel Plug’s Material Handling Sales Channel as the cost of H2 solutions evolve Direct commercial relationship with key customers OEM’s and dealers Direct commercial relationship with OEM’s and OEM Dealers Other Customers

$500M in Deployments in 2022 2017 2022 Annual Deployments: $180M GenDrive Deployments: 20,000 80 Large Sites; 20 Small Sites Annual Deployments: >$500 M GenDrive Deployments: >60,000 200 Large Sites; 300 Small Sites Note: FY2017 and onward are forecasts.

December 6, 2017 Hydrogen Strategy Tim Cortes

Plug Power Fueling Stations >15,000 fills per day >9.3+ million fills to date 60+ GenFuel H2 Stations; 300+ H2 Dispensers ~20,000 GenDrive units in 100+ Locations

Hydrogen – Enabler and Accelerated Growth Plug Power has dispensed more hydrogen into fuel cells than anyone! Hydrogen fueling system deployment: driven growth of fuel cells within material handling market

Hydrogen Fueling System – Typical LH2 System 150 to 300+ kgs/day Fueling Dispenser Ground Storage Liquid H2 Pumps H2 Skid

Hydrogen Fueling System – Lower Cost Solutions Lower cost fuel/system configurations drive: Margin improvement Market expansion

Addressable Market Expansion Leveraging GenFuel H2 Infrastructure 50 Mile Radius from Production Plant Customer Site or H2 Production Plant Distribution Center Distribution Center Distribution Center Distribution Center Manufacturing Site Manufacturing Site Manufacturing Site Manufacturing Site Example Assets: Hub & Spoke Delivery

Low-cost fuel system infrastructure increases addressable market Low Cost Infrastructure / Hydrogen Utilize Existing Liquid Assets/Customer Sites Complete Sys. Design Procure Sys. Materials Setup Dist. Network Deploy Central Generation Expand Dist. Model Utilize Centralized 1000 -1500 kg/day reformer 2018 2019

Hydrogen is the Enabler of the Sustained Growth of Fuel Cell Applications Implementation

December 6, 2017 Technology Overview Keith Schmid, COO

Proven Performance: GenDrive Fuel Cell Systems power more electric vehicles than any other hydrogen solution. GenDrive: Industry Leading EV Technology 24 X 7 Operation In Harsh Environments >150 Million Run Hours 20,000+ GenDrive Units in 100+ Locations

GenDrive System: Foundation for ProGen Engines ProGen Engine GenDrive

ProGen Modular Architecture Thermal Management Module Energy Storage Module ProGen Hydrogen Engine Fuel Storage Module DC/DC Converter Module

Plug Power Stack Technology: The Heart of ProGen Engines R&D Focus Stack R&D focused on performance and cost differentiators Plates End Hardware MEA’s Flow Field Design Metal Graphite Membrane Catalyst Formulation Gas Diffusion Layer

Plug Power Stack Technology: The Heart of ProGen Engines

PLUG POWER


Volumetric Power (KW/L)
3.1
Best in Class Automotive
1.7
Best in Class Graphite



38kW Graphite Stack



38kW Metal Stack



iPad Pro 12.9"

ProGen will deliver best in class performance, density and lower cost.

Based on publicly available information

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Stack Launch Metal Stack Launch ProGen Metal Stack Technology delivers lower cost 2010 2018/2019 2012 2014 2016 > 60% Cost Reduction Stack Cost Plug Power Stack Technology: The Heart of ProGen Engines

Plug Power Metal Stack Technology: The Heart of ProGen Engines ProGen delivers industry-leading specific power. Specific Power (KW/Kg) 2.0 1.4 B Best in Class Automotive B Based on publicly available information

ProGen Hydrogen Engines: Accelerate OEM Integration 120kW 30kW 10kW Modular Turnkey Scalable

Cloud Storage Data Analytics IoT systems improve reliability, performance, and reduce service cost SiteView: Intelligent Fleet Management

On-Road Channels to Market OEMs EV Integrators Tier-1 Suppliers Innovation Technology Demand Support Product Demand End Customer Marketing + Partnership Marketing

December 6, 2017 Finance Overview Paul Middleton, CFO

How We Measure Progress Commercially & Operationally See non-GAAP financial measures reconciliation in Q32017 investor letter. Gross Revenue Adjusted Gross Margin Adjusted EBITDAS Adjusted EPS Free Cash Flow Sales excluding customer warrant accounting Gross margin excluding customer warrant accounting EBITDAS plus cash margin for PPA financings EPS excluding warrant accounting plus cash margin for PPA financings Cash flows from operating & investing activities, plus PPA financings

Q3 17 – How We Think About It GAAP Adjusted Results Adjustments Results Gross Sales 61,427 61,427 Customer Warrants (26,057) - Net Sales 35,370 Cost of Goods Sold 54,780 54,780 Gross Margin (19,410) 26,057 1 6,647 GM as % of Sales -55% 11% 26,057 1 EBITDAS (31,319) 3,135 2 (2,127) 0.12 1 0.01 2 EPS (0.18) 0.01 3 (0.04) Note 1 - Customer Warrant Costs Note 2 - PPA Financing Cash Margin Note 3 - Other Stock Warrant Costs ($000’s, except for EPS) See non-GAAP financial measures reconciliation in Q32017 investor letter.

Fundamentals Drive Growth in Sales & Profitability Significant Value Proposition Substantial Initial Market (Material Handling) First to Market, Broad Penetration, & Growing Rapidly Disciplined Path to Profitability Leverageable Platform Creates Opportunity to Grow Faster

Gross Margin Progression Note: FY2017 and onward are forecasts.

Opportunity To Leverage Opex Expenses Note: FY2017 and onward are forecasts.

Momentum to Positive Cash Flow Run Rates

- Growth, COGS Cost Downs, & Containing Opex Drives Positive Cash Flows
- Quarterly Milestone Inflection Point ~ $55m Volume & 20% Cash Margin for Positive EBITDAS
- Free Cash Flows Inflection Point will Lag EBITDAS Slightly


Q3 17 AR
Conversion
Breakeven
Threshold
Q1 15
Q2 15
Q3 15
Q4 15
Q1 16
Q2 16
Q3 16
Q4 16
Q1 17
Q2 17
Q3 17
Q4 17
Q3 17 Build
Activity
Deployments Values
Free Cash Flow

Note: FY2017 and onward are forecasts.

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Momentum to Positive Cash Flow Run Rates Well Positioned as We Commence 2018 $80-90mm AR Collections Q4 17 Near-term Capital Needs Impacted by Multiple Factors Solid Network of Capital Partners & Increasing Optionality on Leverage Solutions as Plug Grows Base Philosophy: Debt as needed to fund growth Strategic Equity as needed for Strategic Platforms (and only on favorable terms)

Long Term View Looks Prosperous 2017 2022 Annual Deployments $180 million >$500 million GenDrive units ~20,000 >60,000 Number of Sites 80 large 20 small >200 >300 Tons of H2 used/day 12 >35 Geographic Footprint US/Europe Sales & Global Sourcing Global Sales, Manufacturing & Distribution Additional expansion opportunities in FCEV Note: FY2017 and onward are forecasts.

Disciplined Focus to Drive Growth